Venezuela	12 Months Ended
Sep. 30, 2014
Foreign Currency [Abstract]
Venezuela
(6) Venezuela

Effective January 1, 2010 and continuing through September 30, 2014, the financial statements for our Venezuela subsidiary are consolidated under the rules governing the translation of financial information in a highly inflationary economy based on the use of the blended National Consumer Price Index in Venezuela. Under GAAP, an economy is considered highly inflationary if the cumulative inflation rate for a three year period meets or exceeds 100 percent. If a subsidiary is considered to be in a highly inflationary economy, the financial statements of the subsidiary must be re-measured into our reporting currency (U.S. dollar) and future exchange gains and losses from the re-measurement of monetary assets and liabilities are reflected in current earnings, rather than exclusively in the equity section of the balance sheet, until such times as the economy is no longer considered highly inflationary.

On February 13, 2013, the Venezuela government devalued the Bolivar Fuerte relative to the U.S. dollar. The revised official exchange rate moved from 4.30 bolivars per U.S. dollar to an exchange rate of 6.30 bolivars per U.S. dollar. The Central Government also suspended the alternate currency market administered by the central bank known as SITME that made U.S. dollars available at a rate higher than the previous official rate, generally in the range of 5.50 bolivars per U.S. dollar. As a result of the devaluation noted above and the elimination of the SITME market, the Company revalued its net monetary assets at March 31, 2013 using the revised official rate of 6.30 bolivars per U.S. dollar. Thus, the Company recorded a devaluation charge of approximately $6 during the second fiscal quarter of fiscal 2013, due primarily to the devaluation of local currency cash balances. This charge was included in Other financing items, net on the Consolidated Statements of Earnings and Comprehensive Income. The official exchange rate is determined and administered by the Cadivi/Cencoex System (the National Center for International Trade that administers the authorization for the acquisition and the actual payment of foreign currency conducted for essential imports).

On January 24, 2014, the Venezuelan government issued Exchange Agreement No. 25, which stated the rate of exchange established in the most recent SICAD I auction will be used for payments related to international investments, royalties and the use and exploitation of patents, trademarks, licenses, franchises and technology.

On March 10, 2014, the Venezuelan government announced the inception of the SICAD II program as an additional mechanism to purchase foreign currency. The SICAD II program does not supersede the Cadivi/Cencoex for essential imports (currently at 6.30 bolivars per U.S. dollar) nor SICAD I (equal to 12.00 bolivars per U.S. dollar as of September 30, 2014).

Thus far, the Company has not been invited to participate in the SICAD I auction process nor chosen to utilize the SICAD II auction system. Whether we will be able to access or participate in either SICAD system in the foreseeable future or what volume of currency exchange we would be able to transact through these alternative mechanisms is unknown at the present time. We continue to monitor these situations, including the impact restrictions may have on our future business operations. At this time, the Company is unable to predict with any degree of certainty how recent and future developments in Venezuela will affect our Venezuela operations.

For all of fiscal 2014, the Company’s overall results in Venezuela are reflected in the Consolidated Financial Statements at the official exchange rate equal to 6.30 bolivars per U.S. dollar. During fiscal year 2014, the Company received approximately $9.5 of payments at the 6.30 per U.S. dollar rate for household and personal care products previously imported in accordance with Non National Production Certificates (CNP) executed between the Company and the Venezuela government. In addition, the Company is awaiting payment for an additional $5.6 as of September 30, 2014 (at the 6.30 per U.S. dollar rate) for household and personal care products imported in accordance with the second CNP executed between the Company and the Venezuela government.

Depending on the ultimate transparency and liquidity of the SICAD I and II markets, it is possible that in future periods the Company may need to remeasure a portion or substantially all of its net monetary balances at a rate other than the official exchange rate of 6.30 currently being used. To the extent that the SICAD I or II rates are higher than the official exchange rate at the time our net monetary balances are remeasured, this could result in an additional devaluation charge, which could be material. In addition, operating results translated using a rate higher than the official exchange rate of 6.30 bolivars to one U.S. dollar would result in a reduction in earnings, which could be material.

At September 30, 2014, the Company had approximately $79 in net monetary assets in Venezuela at the official exchange rate of 6.30 to one U.S. dollar. However, due to the future uncertainty and volatility of the foreign exchange markets in Venezuela, we believe that any future remittance of our local currency cash balances from Venezuela would be substantially less than the amount recorded as of September 30, 2014 on our Consolidated Balance Sheets per U.S. GAAP. As such, we cannot give assurance as to the exchange rate at which such balances might be converted in the future and/or when we might be able to repatriate such balances, if at all. U.S. GAAP does not permit the establishment of reserves against cash balances, and for this reason we have not done so. Our inability to convert such balances into U.S. dollars at a favorable exchange rate and to repatriate them could have a material effect on the results of our operations.

Transactions executed through SICAD I and SICAD II auctions as of September 30, 2014 were at a rate of 12.00 and 49.98 Bolivares Fuertes to one U.S. dollar, respectively. If the Company were to revalue at either the SICAD I and SICAD II rates, the estimated pre-tax devaluation charge of its net monetary assets as compared to the official exchange rate of 6.30 bolivars to one U.S. dollar would equal approximately $38 and $69, respectively.

Net sales for Venezuela represented approximately 1.3% of consolidated net sales and Venezuela net income contributed approximately $0.20 to our total consolidated earnings per diluted share for the year ended September 30, 2014.